Income Taxes (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Schedule of Income Tax Expense

Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax loss from continuing operations as a result of the following:

	Year ended December 31,
	2014	2015
Computed “expected” tax expense	$(22,294)	$(22,845)
Increase (reduction) in income taxes resulting from:
Change in the valuation allowance	22,249	22,501
State taxes, net of federal benefit	(223)	(254)
Federal research and development credits	(125)	(35)
Change in state rate	(106)	(5)
Other, net	499	638

Total income tax expense/(benefit)	$—	$—

Significant Deferred Tax Assets and Deferred Tax Liabilities

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2014 and 2015 are presented below (in thousands):

	December 31,
	2014	2015
Deferred tax assets:
Intangible assets	$9,893	$10,222
Net operating loss carryforwards	84,995	105,304
Federal and state credit carryforwards	2,131	2,173
Plant and equipment, due to depreciation and impairment	1,038	1,023
Inventory reserves	1,071	927
Other deductible temporary differences	3,569	5,548

Total gross deferred tax assets	102,697	125,197
Less valuation allowance	(102,697)	(125,197)

Net deferred tax assets	$—	$—